Exhibit 10.10

FORWARD PURCHASE AGREEMENT

This Forward Purchase Agreement (this “Agreement”) is entered into as of February 2, 2021, by and among Medicus Sciences Acquisition Corp., a Cayman Islands exempted company (the “Company”), and Altium MSAC, LLC, a Delaware limited liability company, and Structure Alpha LLC, a Delaware limited liability company (each a “Purchaser”, and collectively, the “Purchasers”).

RECITALS

WHEREAS, the Company was formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”);

WHEREAS, the Company has filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-1 (File No. 333-251674) (such registration statement, as amended from time to time, including to reflect changes in terms, the “Registration Statement”) for its initial public offering (“IPO”) of 8,000,000 units (or 9,200,000 units if the IPO over-allotment option is exercised in full), which amounts may be adjusted in connection with the Company’s marketing efforts relating to the IPO (the units so issued in the IPO, including any units issued in connection with an over-allotment exercise, are referred to herein as the “Units”), at a price of $10.00 per Unit, each Unit comprised of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Share,” and the Class A Ordinary Shares included in the Units, the “Public Shares”), one-ninth of one redeemable warrant (the “Outstanding Redeemable Warrants”), where each whole redeemable warrant is exercisable to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, and a contingent right to receive at least two-ninths of one redeemable warrant following the Company’s initial business combination (under certain circumstances and subject to adjustment, pursuant to a contingent rights agreement (the “Contingent Rights Agreement”)) (the “Distributable Redeemable Warrants” and, together with the Outstanding Redeemable Warrants, the “Redeemable Warrants”);

WHEREAS, following the closing of the IPO (the “IPO Closing”), the Company will seek to identify and consummate a Business Combination;

WHEREAS, the parties wish to enter into this Agreement, pursuant to which, at any time subsequent to the date of the consummation of the IPO (but in no event later than immediately prior to consummation of the Company’s Business Combination (the “Business Combination Closing”), the Company shall issue and sell to the Purchasers, and the Purchasers shall purchase in the aggregate from the Company, on a private placement basis and subject to the conditions set forth herein, up to $16,000,000 of units, each consisting of one Class A Ordinary Share and one-third of one warrant, where each whole warrant is exercisable to purchase one Class A Ordinary Share at an exercise price of $11.50 per share (each, a “Forward Purchase Unit”), at a purchase price of $10.00 per Forward Purchase Unit (the “Forward Purchase Price”), in accordance with Section 1 herein and otherwise in accordance with the terms and conditions set forth herein;

WHEREAS, in connection with the IPO, Medicus Sciences Holdings LLC (the “Sponsor”), the sponsor of the Company, and Maxim Group LLC (“Maxim”), the representative of the several underwriters for the IPO, will purchase in the aggregate from the Company 4,755,556 warrants (the “Private Placement Warrants”) (assuming the underwriters’ over-allotment option is not exercised) at a price of $0.90 per warrant in a private placement transaction that will close simultaneously with the IPO Closing;

WHEREAS, the Redeemable Warrants, Private Placement Warrants and Forward Purchase Warrants (as defined below), are governed by the terms of a Warrant Agreement, dated as of the date hereof (the “Warrant Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent; and

WHEREAS, proceeds from the IPO and the sale of the Private Placement Warrants, in an aggregate amount equal to the gross proceeds from the IPO (“Gross Proceeds”), will be deposited into a trust account for the benefit of the holders of the Public Shares (the “Trust Account”), and proceeds in excess of the Gross Proceeds, together with the proceeds of the sale of any Forward Purchase Units prior to the date of the Business Combination Closing, will not be deposited in the Trust Account and will be used by the Company to pay the expenses of the IPO (including underwriting discounts and commissions, as described in the Registration Statement), with the remainder held by the Company in its operating account, in each case as described in the Registration Statement.

NOW, THEREFORE, in consideration of the premises, representations, warranties and the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1. Sale and Purchase.

(a) Forward Purchase Units.

(i) Maximum Forward Purchase. At any time subsequent to the date of the consummation of the IPO (but in no event later than immediately prior to the Business Combination Closing), as described in the Registration Statement and subject to subparagraph (iv) hereof, the Purchasers shall purchase in the aggregate up to $16,000,000 of Forward Purchase Units (1,600,000 Forward Purchase Units) (the “Maximum Forward Purchase”). The Maximum Forward Purchase shall be effectuated, at the Purchasers’ election, in one or more private placements of Forward Purchase Units, at one or more times. The closing of any such private placement (other than if occurring immediately prior to the Business Combination Closing) shall occur as soon as practicable but no later than three business days after the Purchasers shall have issued a notice (a “Purchase Election Notice”) to the Company electing to consummate all or a portion of the Maximum Forward Purchase. The obligation to consummate the Maximum Forward Purchase set forth in this Section 1(a)(i) shall not be assignable or transferable by the Purchasers (provided that the individual obligation, as of any date of determination, of each Purchaser to consummate the Maximum Forward Purchase shall be limited to 50% of the Maximum Forward Purchase (the “Individual Maximum Forward Purchase Obligation”). In no event shall either Purchaser’s Individual Maximum Forward Purchase Obligation be deemed to include any portion of the other Purchaser’s Individual Maximum Forward Purchase Obligation. If a partial purchase occurs of the Maximum Forward Purchase amount by either Purchaser, the remainder of that Purchaser’s Individual Maximum Forward Purchase Obligation will continue to exist as an obligation of that Purchaser, subject to the terms and conditions of this Agreement.

(ii) Each Forward Purchase Unit will have a purchase price equal to the Forward Purchase Price and will consist of one Class A Ordinary Share and one-third of one warrant, where each whole warrant is exercisable to purchase one Class A Ordinary Share at an exercise price of $11.50 per share (the Class A Ordinary Shares included in the Forward Purchase Units are referred to as the “Forward Purchase Shares”; the warrants included in the Forward Purchase Units are referred to as the “Forward Purchase Warrants”; and the Forward Purchase Shares, the Forward Purchase Warrants and the Class A Ordinary Shares underlying the Forward Purchase Warrants are referred to collectively as the “Forward Purchase Securities”). The Forward Purchase Units will not include any contingent rights, and the Purchasers shall have no right to receive any Distributable Redeemable Warrants in connection with the Forward Purchase Shares. The terms of the Forward Purchase Warrants will be set forth in and subject to the Warrant Agreement. Upon the occurrence of a purchase of any or all of a Purchaser’s Individual Maximum Forward Purchase Obligation, the respective Purchaser will deliver in free and clear funds (to an account notified by the Company to the Purchaser) the aggregate purchase price therefor and the Company shall issue the Forward Purchase Units, equal to the amount of such purchase set forth in the relevant Purchase Election Notice.

(iii) The Company shall issue the Forward Purchase Units to each Purchaser in book-entry form, free and clear of any liens or other restrictions whatsoever (other than those arising under state or federal securities laws), registered in the name of the Purchaser (or its nominee in accordance with its delivery instructions), or to a custodian designated by the Purchaser, as applicable pursuant to written instructions delivered by the Purchaser.

(iv)  The Purchasers shall have no obligation to purchase any Forward Purchase Units unless proceeds from sale of the Forward Purchase Units are necessary to enable the Company to complete its initial Business Combination.  In that event, the Purchasers’ obligation to purchase the Forward Purchase Units is limited to the lesser of (A) the Maximum Forward Purchase, and (B) the purchase amount necessary to provide the Company with sufficient funds to consummate its initial Business Combination and to pay related fees and expenses, after first applying amounts available to the Company from the Trust Account (after paying deferred underwriting commissions and giving effect to any redemptions of Public Shares) and any other equity financing source obtained by the Company for such purpose at or prior to the consummation of its initial business combination, plus any additional amounts mutually agreed by the Company and the target company to be retained by the post-Business Combination company for working capital or other purposes (the “Required Purchase Amount”). In the event that the Required Purchase Amount is less than the Maximum Forward Purchase, each Purchaser’s Individual Maximum Forward Purchase Obligation shall be reduced proportionally, and each Purchaser’s Individual Maximum Forward Purchase Obligation shall be equal to 50% of the Required Purchase Amount. As long as the Purchasers fulfill their obligation to purchase the Required Purchase Amount, the Purchasers shall be entitled (but not required) to purchase the full amount of the Maximum Forward Purchase, in their sole discretion.

(b) Legends. Each book entry for the Forward Purchase Units (and the Forward Purchase Shares and the Forward Purchase Warrants) shall contain a notation, and each certificate (if any) evidencing the Forward Purchase Units (and the Forward Purchase Shares and the Forward Purchase Warrants) shall be stamped or otherwise imprinted with a legend, in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT AND LAWS. THE SALE, PLEDGE, HYPOTHECATION, OR TRANSFER OF THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN FORWARD PURCHASE AGREEMENT BY AND AMONG THE HOLDERS AND THE COMPANY. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.”

(c) Certificates. The Company shall cooperate with a Purchaser, at its request, to facilitate the timely preparation and delivery of physical certificates representing the Forward Purchase Units (and the Forward Purchase Shares and the Forward Purchase Warrants should a Purchaser wish to separate the Forward Purchase Units into its components) and enable such certificates to be in such denominations or amounts, as the case may be, as the Purchasers may reasonably request and registered in such names as the Purchasers may request. Any such physical certificates shall be stamped or otherwise imprinted with a legend substantially in the form set forth in Section 1(b).

(d) Legend Removal. If the Forward Purchase Units (or the Forward Purchase Shares and the Forward Purchase Warrants) are eligible to be sold without restriction under, and without the Company being in compliance with the current public information requirements of, Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), then at the Purchasers’ request, the Company will cause the Company’s transfer agent to remove the legend set forth in Section 1(b) and Section 1(c). In connection therewith, if required by the Company’s transfer agent, the Company will promptly cause an opinion of counsel to be delivered to and maintained with its transfer agent, together with any other authorizations, certificates and directions required by the transfer agent that authorize and direct the transfer agent to issue such Forward Purchase Units (or the Forward Purchase Shares and the Forward Purchase Warrants) without any such legend.

2. Representations and Warranties of the Purchasers. Each Purchaser represents and warrants to the Company as follows, as of the date hereof:

(a) Organization and Power. The Purchaser is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its formation and has all requisite power and authority to carry on its business as presently conducted and as proposed to be conducted.

(b) Authorization. The Purchaser has full power and authority to enter into this Agreement. This Agreement, when executed and delivered by the Purchaser, will constitute the valid and legally binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, or (iii) to the extent the indemnification provisions contained in the Registration Rights (as defined below) may be limited by applicable federal or state securities laws.

(c) Governmental Consents and Filings. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Purchaser in connection with the consummation of the transactions contemplated by this Agreement.

(d) Compliance with Other Instruments. The execution, delivery and performance by the Purchaser of this Agreement and the consummation by the Purchaser of the transactions contemplated by this Agreement will not result in any violation or default (i) of any provisions of its organizational documents, (ii) of any instrument, judgment, order, writ or decree to which it is a party or by which it is bound, (iii) under any note, indenture or mortgage to which it is a party or by which it is bound, (iv) under any lease, agreement, contract or purchase order to which it is a party or by which it is bound or (v) of any provision of federal or state statute, rule or regulation applicable to the Purchaser, in each case (other than clause (i)), which would have a material adverse effect on the Purchaser or its ability to consummate the transactions contemplated by this Agreement.

(e) Purchase Entirely for Own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser’s representation to the Company, which by the Purchaser’s execution of this Agreement, the Purchaser hereby confirms, that the Forward Purchase Units to be acquired by the Purchaser will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of any state or federal securities laws, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of law (other than as set forth herein). By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any Person (other than another Purchaser) to sell, transfer or grant participations to such Person, with respect to any of the Forward Purchase Units. For purposes of this Agreement, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or any government or any department or agency thereof.

(f) Disclosure of Information. The Purchaser has had an opportunity to discuss the Company’s business, management, financial affairs and the terms and conditions of the offering of the Forward Purchase Units, as well as the terms of the Company’s proposed IPO, with the Company’s management.

(g) Restricted Securities. The Purchaser understands that the offer and sale of the Forward Purchase Units to the Purchaser has not been, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein. The Purchaser understands that the Forward Purchase Units are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the Forward Purchase Units indefinitely unless they are registered with the SEC and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser acknowledges that the Company has no obligation to register or qualify the Forward Purchase Units for resale, except as provided herein (the “Registration Rights”). The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Forward Purchase Units, and on requirements relating to the Company which are outside of the Purchaser’s control, and which the Company is under no obligation and may not be able to satisfy. The Purchaser understands that the offering of the Forward Purchase Units is not and is not intended to be part of the IPO, and that the Purchaser will not be able to rely on the protection of Section 11 of the Securities Act.

(h) No Public Market. The Purchaser understands that no public market now exists for the Forward Purchase Units, and that the Company has made no assurances that a public market will ever exist for the Forward Purchase Units.

(i) High Degree of Risk. The Purchaser understands that its agreement to purchase the Forward Purchase Units involves a high degree of risk which could cause the Purchaser to lose all or part of its investment.

(j) Accredited Investor. The Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

(k) No General Solicitation. Neither the Purchaser, nor, to its knowledge, any of its officers, directors, employees, agents, stockholders or partners has either directly or indirectly, including, through a broker or finder (i) engaged in any general solicitation, or (ii) published any advertisement in connection with the offer and sale of the Forward Purchase Units.

(l) Residence. The Purchaser’s principal place of business is the office or offices located at the address of the Purchaser set forth on the signature page hereof.

(m) Adequacy of Financing. The Purchaser has available to it sufficient funds to satisfy its obligations under this Agreement.

(n) Affiliation of Certain FINRA Members. The Purchaser is neither a person associated nor affiliated with Maxim or, to its actual knowledge, any other member of the Financial Industry Regulatory Authority (“FINRA”) that is participating in the IPO.

(o) No Other Representations and Warranties; Non-Reliance. Except for the specific representations and warranties contained in this Section 2 and in any certificate or agreement delivered pursuant hereto, none of the Purchaser nor any person acting on behalf of the Purchaser nor any of the Purchaser’s affiliates (the “Purchaser Parties”) has made, makes or shall be deemed to make any other express or implied representation or warranty with respect to the Purchaser and this offering, and the Purchaser Parties disclaim any such representation or warranty. Except for the specific representations and warranties expressly made by the Company in Section 3 of this Agreement and in any certificate or agreement delivered pursuant hereto, the Purchaser Parties specifically disclaim that they are relying upon any other representations or warranties that may have been made by the Company, any person on behalf of the Company or any of the Company’s affiliates (collectively, the “Company Parties”).

3. Representations and Warranties of the Company. The Company represents and warrants to the Purchasers as follows:

(a) Organization and Corporate Power. The Company is a corporation duly incorporated and validly existing and in good standing as a corporation under the laws of the Cayman Islands and has all requisite corporate power and authority to carry on its business as presently conducted and as proposed to be conducted. The Company has no subsidiaries.

(b) Capitalization. On the date hereof, the authorized share capital of the Company consists of:

(i) 200,000,000 Class A Ordinary Shares, none of which are issued and outstanding.

(ii) 20,000,000 Class B Ordinary Shares, 2,323,000 of which are issued and outstanding as of the date hereof (up to 303,000 of which are subject to forfeiture if the underwriters’ over-allotment option is not exercised). All of the outstanding Class B Ordinary Shares have been duly authorized, are fully paid and nonassessable and were issued in compliance with all applicable foreign, federal and state securities laws.

(iii) 1,000,000 preference shares, none of which are issued and outstanding.

(c) Authorization. All corporate action required to be taken by the Company’s Board of Directors and shareholders in order to authorize the Company to enter into this Agreement and to issue the Forward Purchase Units has been taken or will be taken prior to the closing of any purchase and sale thereof (each, a “Forward Closing”), including all corporate action required to authorize the issuance of the related redeemable warrants. All action on the part of the shareholders, directors and officers of the Company necessary for the execution and delivery of this Agreement, the performance of all obligations of the Company under this Agreement to be performed as of a Forward Closing, and the issuance and delivery of the Forward Purchase Units has been taken or will be taken prior to a Forward Closing. This Agreement, when executed and delivered by the Company, shall constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (iii) to the extent the indemnification provisions contained in the Registration Rights may be limited by applicable federal or state securities laws.

(d) Valid Issuance of Securities. The Forward Purchase Units, when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement, will be validly issued, fully paid and nonassessable, as applicable, and free of all preemptive or similar rights, taxes, liens, encumbrances and charges with respect to the issue thereof and restrictions on transfer other than restrictions on transfer specified under this Agreement, applicable foreign, state and federal securities laws and liens or encumbrances created by or imposed by the Purchaser. Assuming the accuracy of the representations of the Purchasers in this Agreement and subject to the filings described in Section 3(e) below, the Forward Purchase Units will be issued in compliance with all applicable federal, state and foreign securities laws.

(e) Governmental Consents and Filings. Assuming the accuracy of the representations made by the Purchasers in this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Company in connection with the consummation of the transactions contemplated by this Agreement, except for filings pursuant to applicable state securities laws, if any, and pursuant to the Registration Rights.

(f) Compliance with Other Instruments. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in any violation or default of any provisions of the Memorandum and Articles or other governing documents of the Company, (ii) of any instrument, judgment, order, writ or decree to which the Company is a party or by which it is bound, (iii) under any note, indenture or mortgage to which the Company is a party or by which it is bound, (iv) under any lease, agreement, contract or purchase order to which the Company is a party or by which it is bound or (v) of any provision of federal or state statute, rule or regulation applicable to the Company, in each case (other than clause (i)) which would have a material adverse effect on the Company or its ability to consummate the transactions contemplated by this Agreement.

(g) Operations. As of the date hereof, the Company has not conducted, and prior to the IPO Closing the Company will not conduct, any operations other than organizational activities and activities in connection with offerings of its securities.

(h) No General Solicitation. Neither the Company, nor any of its officers, directors, employees, agents or shareholders has either directly or indirectly, including, through a broker or finder (i) engaged in any general solicitation, or (ii) published any advertisement in connection with the offer and sale of the Forward Purchase Units.

(i) No Other Representations and Warranties; Non-Reliance. Except for the specific representations and warranties contained in this Section 3 and in any certificate or agreement delivered pursuant hereto, none of the Company Parties has made, makes or shall be deemed to make any other express or implied representation or warranty with respect to the Company, this offering, the proposed IPO or a potential Business Combination, and the Company Parties disclaim any such representation or warranty. Except for the specific representations and warranties expressly made by the Purchasers in Section 2 of this Agreement and in any certificate or agreement delivered pursuant hereto, the Company Parties specifically disclaim that they are relying upon any other representations or warranties that may have been made by the Purchaser Parties.

4. Registration Rights; Transfer

(a) Registration. The Company agrees that the Purchasers shall have the registration rights set forth on Exhibit A.

(b) Indemnification.

(i) The Company shall, notwithstanding any termination of this Agreement, indemnify, defend and hold harmless each Purchaser (to the extent a seller under the Forward Registration Statement, as defined in Exhibit A), the officers, directors, agents, partners, members, managers, stockholders, affiliates, employees and investment advisers of each Purchaser, each person who controls each Purchaser (within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), and the officers, directors, partners, members, managers, stockholders, agents, affiliates, employees and investment advisers of each such controlling person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and investigation and reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, that arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in the Forward Registration Statement, any prospectus included in the Forward Registration Statement or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or (ii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law or any rule or regulation thereunder, in connection with the performance of its obligations under this Section 4, except to the extent, but only to the extent, that such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding a Purchaser furnished in writing to the Company by such Purchaser expressly for use therein.

The Company shall notify such Purchaser promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 4 of which the Company is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the transfer of the Registrable Securities (as defined in Exhibit A) by the Company.

(ii) Each Purchaser shall, severally and not jointly with any other selling shareholder named in the Forward Registration Statement, indemnify and hold harmless the Company, its directors, officers, agents and employees, each person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or that are based upon any untrue or alleged untrue statement of a material fact contained in the Forward Registration Statement, any prospectus included in the Forward Registration Statement, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding such Purchaser furnished in writing to the Company by such Purchaser expressly for use therein. In no event shall the liability of a Purchaser be greater in amount than the dollar amount of the net proceeds received by such Purchaser upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) Transfer Restrictions. The Purchasers agree that the Forward Purchase Securities are not transferable or salable until the completion of the Business Combination, except (i) to any affiliate transferee, (ii) in the event of the Company’s liquidation prior to the completion of the Business Combination, (iii) in the event of the Company’s completion of a liquidation, merger, share exchange or other similar transaction which results in all of its Public Shareholders having the right to exchange their Class A Ordinary Shares for cash, securities or other property subsequent to the completion of the Company’s initial business combination; provided, however, that any such permitted transferee must enter into a written agreement agreeing to be bound by the same transfer restrictions and the other restrictions contained in this Agreement with respect to the Forward Purchase Securities and by the same agreements entered into by the Purchasers with respect to the Forward Purchase Securities. For purposes of this Section 4(c), a transferee shall be deemed to be an “affiliate” of a Purchaser if such transferee directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, a Purchaser. The Purchasers further agree that the Forward Purchase Shares and the Forward Purchase Warrants shall not be separately transferable until the completion of the Business Combination.

5. Additional Agreements and Acknowledgements of the Purchasers.

(a) Trust Account.

(i) Each Purchaser hereby acknowledges that it is aware that the Company will establish the Trust Account for the benefit of its public shareholders upon the IPO Closing. Each Purchaser, for itself and its affiliates, hereby agrees that it has no right, title, interest or claim of any kind in or to any monies held in the Trust Account, except for redemption and liquidation rights, if any, such Purchaser may have in respect of any Public Shares, if any, held by it.

(ii) Each Purchaser hereby agrees that it shall have no right of set-off or any right, title, interest or claim of any kind (“Claim”) to, or to any monies in, the Trust Account, and hereby irrevocably waives any Claim to, or to any monies in, the Trust Account that it may have now or in the future, except for redemption and liquidation rights, if any, such Purchaser may have in respect of any Public Shares held by it. In the event a Purchaser has any Claim against the Company under this Agreement, such Purchaser shall pursue such Claim solely against the Company and its assets outside the Trust Account and not against the property or any monies in the Trust Account, except for redemption and liquidation rights, if any, such Purchaser may have in respect of any Public Shares held by it.

(b) Voting. Each Purchaser hereby agrees that, if the Company seeks shareholder approval of a proposed Business Combination, then, in connection with such proposed Business Combination, such Purchaser shall vote any Class A Ordinary Shares owned by it in favor of any proposed Business Combination.

(c) No Short Sales. Each Purchaser hereby agrees that neither it, nor any person or entity acting on its behalf or pursuant to any understanding with it, will engage in any Short Sales with respect to securities of the Company prior to the Business Combination Closing. For purposes of this Section, “Short Sales” shall include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, and all types of direct and indirect share pledges (other than pledges in the ordinary course of business as part of prime brokerage arrangements), forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), each of such foregoing instruments that is naked short, and short sales and other short transactions through non-U.S. broker dealers or foreign regulated brokers.

6. Listing. The Company will use commercially reasonable efforts to effect and maintain the listing of the Ordinary Shares and the Redeemable Warrants on the Nasdaq Capital Market (or another national securities exchange).

7. Forward Closing Conditions.

(a) The obligation of each Purchaser to purchase the Forward Purchase Units at a Forward Closing under this Agreement shall be subject to the fulfillment, at or prior to such Forward Closing of each of the following conditions, any of which, to the extent permitted by applicable laws, may be waived by the Purchaser:

(i) (A) With respect to a Forward Closing occurring on the date of the Business Combination Closing, the Business Combination shall be consummated substantially concurrently with the purchase of the Forward Purchase Units and (B) with respect to a Forward Closing occurring prior to the date of the Business Combination Closing, Purchasers shall not have delivered to the Company a revocation of the Purchase Election Notice with respect to such Forward Purchase;

(ii) The Company shall have delivered to the Purchasers a certificate evidencing the Company’s good standing as a Cayman Islands exempted company;

(iii) The representations and warranties of the Company set forth in Section 3 of this Agreement shall have been true and correct as of the date hereof and shall be true and correct as of such date of such Forward Closing (a “Forward Closing Date”), as applicable, with the same effect as though such representations and warranties had been made on and as of such date (other than any such representation or warranty that is made by its terms as of a specified date, which shall be true and correct as of such specified date), except where the failure to be so true and correct would not have a material adverse effect on the Company or its ability to consummate the transactions contemplated by this Agreement;

(iv) The Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to such Forward Closing Date; and

(v) No order, writ, judgment, injunction, decree, determination, or award shall have been entered by or with any governmental, regulatory, or administrative authority or any court, tribunal, or judicial, or arbitral body, and no other legal restraint or prohibition shall be in effect, preventing the purchase by the Purchasers of the Forward Purchase Units.

(b) The obligation of the Company to sell the Forward Purchase Units at a Forward Closing under this Agreement shall be subject to the fulfillment, at or prior to such Forward Closing of each of the following conditions, any of which, to the extent permitted by applicable laws, may be waived by the Company:

(i) (A) With respect to a Forward Closing occurring on the date of the Business Combination Closing, the Business Combination shall be consummated substantially concurrently with the purchase of the Forward Purchase Units and (B) with respect to a Forward Closing occurring prior to the date of the Business Combination Closing, Purchasers shall not have delivered to the Company a revocation of the Purchase Election Notice with respect to such Forward Purchase;

(ii) The representations and warranties of the Purchasers set forth in Section 2 of this Agreement shall have been true and correct as of the date hereof and shall be true and correct as of such Forward Closing Date, as applicable, with the same effect as though such representations and warranties had been made on and as of such date (other than any such representation or warranty that is made by its terms as of a specified date, which shall be true and correct as of such specified date), except where the failure to be so true and correct would not have a material adverse effect on the Purchasers or their ability to consummate the transactions contemplated by this Agreement;

(iii) The Purchasers shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchasers at or prior to such Forward Closing; and

(iv) No order, writ, judgment, injunction, decree, determination, or award shall have been entered by or with any governmental, regulatory, or administrative authority or any court, tribunal, or judicial, or arbitral body, and no other legal restraint or prohibition shall be in effect, preventing the purchase by the Purchasers of the Forward Purchase Units.

8. Termination. This Agreement may be terminated at any time:

(a) by mutual written consent of the Company and the Purchaser; or

(b) automatically if the Business Combination is not consummated within 24 months from the IPO Closing.

In the event of any termination of this Agreement pursuant to this Section 8, any purchase price for Forward Purchase Units (and interest thereon, if any), if previously paid, shall be promptly returned to the Purchasers, the Company shall ensure appropriate instruments are executed to ensure that any holder of an Ordinary Share issued in the IPO will have no claim to such funds, and thereafter this Agreement shall forthwith become null and void and have no effect, without any liability on the part of the Purchasers or the Company and their respective directors, officers, employees, partners, managers, members, or shareholders and all rights and obligations of each of the parties shall cease; provided, however, that nothing contained in this Section 8 shall relieve either party from liabilities or damages arising out of any fraud or willful breach by such party of any of its representations, warranties, covenants or agreements contained in this Agreement.

9. General Provisions.

(a) Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt, or (a) personal delivery to the party to be notified, (b) when sent, if sent by electronic mail or facsimile (if any) during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next Business Day, (c) five (5) Business Days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) Business Day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next Business Day delivery, with written verification of receipt. All communications sent to the Company shall be sent to: Medicus Sciences Acquisition Corp., 152 West 57th Street, Floor 20, New York, New York 10019, Attention: Mark Gottlieb and emailed to mgottlieb@altiumcap.com, with a copy sent to the Company’s counsel at Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, New York, New York 10105, Attention: Barry I. Grossman, Esq. and Stuart Neuhauser, Esq., and emailed to bigrossman@egsllp.com and sneuhauser@egsllp.com.

All communications to the Purchasers shall be sent to the Purchasers’ address as set forth on the signature page hereof, or to such e-mail address, facsimile number (if any) or address as subsequently modified by written notice given in accordance with this Section 9(a).

(b) No Finder’s Fees. Each of the parties represents that it neither is nor will be obligated for any finder’s fee or commission in connection with this transaction. The Purchasers agree to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which the Purchasers or their respective officers, employees or representatives is responsible. The Company agrees to indemnify and hold harmless the Purchasers from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

(c) Adjustments to Notional Amounts. In the event of any change to the capital structure of the Company, whether dilutive or otherwise, by way of a share dividend or share split, or any other dividend however described, the Forward Purchase Units will be adjusted to account for such changes.

(d) Survival of Representations and Warranties. All of the representations and warranties contained herein shall survive the consummation of the transactions contemplated by this Agreement or (subject to Section 8 herein) the termination hereof.

(e) Entire Agreement. This Agreement, together with any documents, instruments and writings that are delivered pursuant hereto or referenced herein, constitute the entire agreement and understanding of the parties hereto in respect of its subject matter and supersedes all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby.

(f) Successors. All of the terms, agreements, covenants, representations, warranties, and conditions of this Agreement are binding upon, and inure to the benefit of and are enforceable by, the parties hereto and their respective successors. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(g) Assignments. Except as otherwise specifically provided herein, no party hereto may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other party.

(h) Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.

(i) Headings. The section headings contained in this Agreement are inserted for convenience only and will not affect in any way the meaning or interpretation of this Agreement.

(j) Governing Law. This Agreement, the entire relationship of the parties hereto, and any litigation between the parties (whether grounded in contract, tort, statute, law or equity) shall be governed by, construed in accordance with, and interpreted pursuant to the laws of the State of New York, without giving effect to its choice of laws principles.

(k) Jurisdiction. The parties (i) hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of New York and to the jurisdiction of the United States District Court for the Southern District of New York for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in state courts of New York or the United States District Court for the Southern District of New York, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

(l) Waiver of Jury Trial. The parties hereto hereby waive any right to a jury trial in connection with any litigation pursuant to this Agreement and the transactions contemplated hereby.

(m) Amendments. This Agreement may not be amended, modified or waived as to any particular provision, except with the prior written consent of the Company and the Purchasers.

(n) Severability. The provisions of this Agreement will be deemed severable and the invalidity or unenforceability of any provision will not affect the validity or enforceability of the other provisions hereof; provided that if any provision of this Agreement, as applied to any party hereto or to any circumstance, is adjudged by a governmental authority, arbitrator, or mediator not to be enforceable in accordance with its terms, the parties hereto agree that the governmental authority, arbitrator, or mediator making such determination will have the power to modify the provision in a manner consistent with its objectives such that it is enforceable, and/or to delete specific words or phrases, and in its reduced form, such provision will then be enforceable and will be enforced.

(o) Expenses. Each of the Company and the Purchasers will bear its own costs and expenses incurred in connection with the performance of this Agreement and the consummation of the transactions contemplated hereby, including all fees and expenses of agents, representatives, financial advisors, legal counsel and accountants. The Company shall be responsible for the fees of its transfer agent, stamp taxes and all The Depository Trust Company fees associated with the issuance of the Forward Purchase Units.

(p) Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties hereto and no presumption or burden of proof will arise favoring or disfavoring any party hereto because of the authorship of any provision of this Agreement. Any reference to any federal, state, local, or foreign law will be deemed also to refer to law as amended and all rules and regulations promulgated thereunder, unless the context requires otherwise. The words “include,” “includes,” and “including” will be deemed to be followed by “without limitation.” Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The parties hereto intend that each representation, warranty, and covenant contained herein will have independent significance. If any party hereto has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which such party hereto has not breached will not detract from or mitigate the fact that such party hereto is in breach of the first representation, warranty, or covenant.

(q) Waiver. No waiver by any party hereto of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, may be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising because of any prior or subsequent occurrence.

(r) Specific Performance. The Purchasers agree that irreparable damage may occur in the event any provision of this Agreement was not performed by the Purchasers in accordance with the terms hereof and that the Company shall be entitled to seek specific performance of the terms hereof, in addition to any other remedy at law or equity.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date first set forth above.

PURCHASERS:

ALTIUM MSAC, LLC

By:	Altium Growth Fund, LP, its sole member
By:	Altium Capital Management, LP, its investment manager

By:	/s/ Mark Gottlieb
Name: Mark Gottlieb
Title: Authorized Signatory

Address:	152 W 57th St FL 20
New York, NY 10019

STRUCTURE ALPHA LLC

By:	Sio Capital Management, LLC, its investment manager

By:	/s/ Michael Castor
Name: Michael Castor
Title: Managing Member

Address:	152 W 57th St FL 20
New York, NY 10019

COMPANY:

MEDICUS SCIENCES ACQUISITION CORP.

By:	/s/ Michael Castor
Name: Michael Castor
Title: Chief Executive Officer

[Signature Page to Forward Purchase Agreement]

EXHIBIT A

REGISTRATION RIGHTS

1.	The Company shall (i) use commercially reasonable efforts to file within fifteen (15) Business Days after the Business Combination Closing a registration statement on Form S-3 for a secondary offering (including any successor registration statement covering the resale of the Registrable Securities, a “Forward Registration Statement”) of (x) the Forward Purchase Units, (y) any other equity security of the Company issued or issuable with respect to the securities referred to in clause (x) by way of a share dividend or share split or by way of a conversion from a warrant, or by way of a separation of the units into ordinary shares and warrants, or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization and (z) any other shares or warrants of the Company that the Purchasers may have purchased in the open market (collectively, the “Registrable Securities”) pursuant to Rule 415 under the Securities Act; provided that, if Form S-3 is unavailable for such a registration, the Company shall register the resale of the Registrable Securities on another appropriate form and undertake to register the Registrable Securities on Form S-3 as soon as such form is available, (ii) use best efforts to cause the Forward Registration Statement to be declared effective under the Securities Act as soon as practicable thereafter, but in no event later than sixty (60) Business Days thereafter, and (iii) use commercially reasonable efforts to maintain the effectiveness of such Forward Registration Statement with respect to the Registrable Securities until the earlier of (A) the date on which the Purchasers cease to hold Registrable Securities covered by such Forward Registration Statement and (B) the date all of the Registrable Securities covered by the Forward Registration Statement can be sold publicly without restriction or limitation under Rule 144 under the Securities Act and without the requirement to be in compliance with Rule 144(c)(1) under the Securities Act.

2.	In the event the Company is prohibited by applicable rule, regulation or interpretation by the staff (“Staff”) of the Securities and Exchange Commission (“SEC”) from registering all of the Registrable Securities on a Forward Registration Statement or the Staff requires that each Purchaser be specifically identified as an “underwriter” in order to permit such registration statement to become effective, and such Purchaser does not consent in writing to being so named as an underwriter in such registration statement, the number of Registrable Securities to be registered on such Forward Registration Statement will be reduced on a pro rata basis among all the holders of Registrable Securities to be so included, unless otherwise required by the Staff, so that the number of Registrable Securities to be registered is permitted by the Staff and such Purchaser is not required to be named as an “underwriter”; provided, that any Registrable Securities not registered due to this paragraph 2 of this Exhibit A shall thereafter as soon as allowed by the SEC guidance be registered to the extent the prohibition no longer is applicable.

3.	If at any time the Company proposes to file a registration statement (a “Registration Statement”) on its own behalf, or on behalf of any other Persons who have registration rights (“Other Holders”), relating to an underwritten offering of shares, or engage in an underwritten takedown off an existing registration statement (a “Company Offering”), then the Company will provide the Purchasers (collectively, the “Piggyback Holders”) with notice in writing (an “Offer Notice”) at least five (5) Business Days prior to such filing, which Offer Notice will offer to include in the Registration Statement a minimum amount of Registrable Securities of the Purchasers as reasonably and mutually determined by the Company and the Purchaser at such time (collectively “Piggyback Securities”). Within five (5) Business Days (or, in the case of an Offer Notice delivered to the Piggyback Holders in connection with an underwritten takedown, within three (3) Business Days) after receiving the Offer Notice, the Piggyback Holders may make a written request (a “Piggyback Request”) to the Company to include some or all of the Piggyback Holders’ Registrable Securities in the Registration Statement. If the underwriter(s) for any Company Offering advise the Company that marketing factors require a limitation on the number of securities that may be included in the Company Offering: (A) if the Registration Statement relating to the Company Offering is to be filed on behalf of the Company then the number of securities to be so included shall be allocated as follows (i) first, to the Company; and (ii) second, to the Piggyback Holders and holders of Class A Ordinary Shares or other equity securities of the Company or other persons or entities that the Company is obligated to register in a Registration pursuant to separate written contractual arrangements with such persons (pro rata based on the respective number of Registrable Securities held by such person prior to the applicable Company Offering); and (B) if the Registration Statement relating to the Company Offering is to be filed on behalf of Other Holders then the number of securities to be so included shall be allocated as follows: (i) first to such Other Holders; (ii) second, to the Piggyback Holders and holders of Class A Ordinary Shares or other equity securities of the Company other persons or entities that the Company is obligated to register in a Registration pursuant to separate written contractual arrangements with such persons (pro rata based on the respective number of Registrable Securities held by such person prior to the applicable Company Offering); and (iii) third, to the Company. Notwithstanding anything to the contrary in this paragraph 3, the Company hereby agrees that it will not provide an Offer Notice to any Piggyback Holder unless such Piggyback Holder agrees in writing to treat the contents of such Offer Notice as material non-public information.

4.	The determination of whether any offering of Registrable Securities pursuant to a Forward Registration Statement will be an underwritten offering shall be made in the sole discretion of the Purchasers, after consultation with the Company, and the Purchasers shall have the right, after consultation with the Company, to determine the plan of distribution, including the price at which the Registrable Securities are to be sold and the underwriting commissions, discounts and fees. The Purchasers shall select the investment banker or bankers and managers to administer the offering, including the lead managing underwriter (provided that such investment banker or bankers and managers shall be reasonably satisfactory to the Company).

5.	In connection with any underwritten offering, the Company shall enter into such customary agreements and take all such other actions in connection therewith (including those requested by the Purchasers) in order to facilitate the disposition of such Registrable Securities as are reasonably necessary or required, and in such connection enter into a customary underwriting agreement that provides for customary opinions, comfort letters and officer’s certificates and other customary deliverables.

6.	The Company shall pay all fees and expenses incident to the performance of or compliance with its obligation to prepare, file and maintain each Forward Registration Statement (including the fees of its counsel and accountants). The Company shall also pay all Registration Expenses. For purposes of this paragraph 6, “Registration Expenses” shall mean the out-of-pocket expenses of the Purchasers and Company in connection with each Forward Registration Statement and offerings thereunder, including, without limitation, the following: (i) all registration and filing fees (including fees with respect to filings required to be made with FINRA) and any securities exchange on which the Registrable Securities are then listed; (ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities); (iii) printing, messenger, telephone and delivery expenses; (iv) reasonable fees and disbursements of counsel for Purchasers and the Company; and (v) reasonable fees and disbursements of all independent registered public accountants of the Company incurred specifically in connection with such Forward Registration Statement and offering thereunder.

7.	The Company may suspend the use of a prospectus included in a Forward Registration Statement by furnishing to the Purchasers a written notice (“Suspension Notice”) stating that in the good faith judgment of the Company, it would be either (i) prohibited by the Company’s insider trading policy (as if the Purchasers were covered by such policy) or (ii) materially detrimental to the Company and its shareholders for such prospectus to be used at such time. The Company’s right to suspend the use of such prospectus under clause (ii) of the preceding sentence may be exercised for a period of not more than sixty (60) days after the date of such notice to the Purchaser; provided such period may be extended for an additional thirty (30) days with the consent of a majority-in-interest of the holders of Registrable Securities covered by such Forward Registration Statement, which consent shall not be unreasonably withheld; provided further, that such right to suspend the use of a prospectus shall be exercised by the Company not more than once in any twelve (12) month period. A holder of Registrable Securities shall not effect any sales of Registrable Securities pursuant to a Forward Registration Statement at any time after it has received a Suspension Notice from the Company and prior to receipt of an End of Suspension Notice (as defined below). The holders may recommence effecting sales of the Registrable Securities pursuant to such Forward Registration Statement following further written notice to such effect (an “End of Suspension Notice”) from the Company to the holders. The Company shall act in good faith to permit any suspension period contemplated by this paragraph to be concluded as promptly as reasonably practicable.

8.	Each Purchaser agrees that, except as required by applicable law, such Purchaser shall treat as confidential the receipt of any Suspension Notice (provided that in no event shall such notice contain any material nonpublic information of the Company) hereunder and shall not disclose or use the information contained in such Suspension Notice without the prior written consent of the Company until such time as the information contained therein is or becomes public, other than as a result of disclosure by a holder of Registrable Securities in breach of the terms of this Agreement.

9.	The Company’s obligation under paragraph 1 of this Exhibit A is subject to the Purchasers’ furnishing to the Company in writing such information as the Company reasonably requests for use in connection with a Forward Registration Statement, the related prospectus, or any amendment or supplement thereto.

10.	The Company shall cooperate with the Purchasers, to the extent the Registrable Securities become freely tradable, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Forward Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Purchasers may reasonably request and registered in such names as the Purchasers may request.

11.	If requested by a Purchaser, the Company shall as soon as practicable, subject to any Suspension Notice, (i) incorporate in a prospectus supplement or post-effective amendment such information as such Purchaser reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement if reasonably requested by the Purchasers holding any Registrable Securities.

12.	As long as a Purchaser shall own Registrable Securities, the Company, at all times while it shall be reporting under the Securities Exchange Act of 1934, as amended, covenants to file all reports required to be filed by the Company after the date hereof pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and to promptly furnish the Purchasers with true and complete copies of all such filings, unless filed through the SEC’s EDGAR system. The Company further covenants that it shall take such further action as the Purchasers may reasonably request, all to the extent required from time to time, to enable the Purchasers to sell the Class A Shares and warrants held by the Purchasers without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including providing any legal opinions. Upon the request of a Purchaser, the Company shall deliver to such Purchaser a written certification of a duly authorized officer as to whether it has complied with such requirements.

13.	The rights, duties and obligations of the Purchasers under this Exhibit A may be assigned or delegated by the Purchasers in conjunction with and to the extent of any permitted transfer or assignment of Registrable Securities by the Purchasers to any permitted transferee or assignee.

Exhibit A-4